                                              Supplement to Prospectus Dated May 1, 2003
                                                   Supplement dated January 29, 2004

This Supplement should be retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance
Corporation ("American Skandia").  If you do not have a current Prospectus, please contact American Skandia at 1-800-766-4530.

AST Strong International Equity portfolio
Pursuant to the exemptive authority granted to American Skandia Trust, its investment  advisers,  American Skandia Investment Services,
Incorporated  ("ASISI") and Prudential  Investments LLC have changed  sub-advisors  for the AST Strong  International  Equity Portfolio
("International  Equity  Portfolio").  Effective February 23, 2004, J.P. Morgan Investment  Management Inc. will become the sub-advisor for the  International  Equity  Portfolio.  Accordingly,  effective  February 23, 2004, all references in the Prospectus and the SAI to the AST Strong  International  Equity  Portfolio  are replaced by  references to the AST JPMorgan  International  Equity  Portfolio and
references to Strong Capital  Management,  Inc. are replaced by references to J.P.  Morgan  Investment  Management  Inc. The investment objective of the International Equity Portfolio is unchanged.

ASAP/ ASAP2/ EVA/ FUSI AS2/ ASAP III/ Wells ASAP III/ APEX/VA/ VIA-SUPP (01/2004)
ASXT/ EVAXT/ FUSI XT/Wells XT/ASXT-FOUR/ FUSI XT-FOUR/ ASL/92001a0304
FUSI ASL/ Wells ASL/ ASPro/ Wells VA+/ Wells APEX/ CH2/ ASImpact/
APEX II/Wells APEX II/ ASL II/ FUSI ASL II/ASXT-SIX/ Wells XT-SIX/
VIAS/ VIAT/ VIAG -SUPP (01/2004)